Exhibit 99.1

FOURTH AMENDMENT TO

CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (the “Fourth Amendment”) is made as of the 6th day of April, 2007, by and among

ZALE DELAWARE, INC., a corporation organized under the laws of the State of Delaware having a place of business at 901 W. Walnut Hill Lane, Irving, Texas 75038-1003

ZALE CORPORATION, a corporation organized under the laws of the State of Delaware having a place of business at 901 W. Walnut Hill Lane, Irving, Texas 75038-1003;

DDCC, INC., a corporation organized under the laws of the State of Delaware having a place of business at 101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109;

TXDC, L.P., a limited partnership organized under the laws of the State of Texas having a place of business at 901 W. Walnut Hill Lane, Irving, Texas 75038-1003; and

the LENDERS party hereto; and

BANK OF AMERICA, N.A., as successor by merger to Fleet National Bank, as Administrative Agent and Issuing Bank, a national banking association, having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

BANK OF AMERICA, N.A., as successor to Fleet Retail Group, LLC (f/k/a Fleet Retail Finance Inc.), as Collateral Agent; and

JPMORGAN CHASE BANK, N.A. successor to Bank One, N.A, and CONGRESS FINANCIAL CORPORATION (SOUTHWEST), as Co-Syndication Agents,

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the Borrowers, the Agents, the Lenders, and the Co-Syndication Agents have entered into a Credit Agreement dated as of July 23, 2003 (as amended and in effect, the “Credit Agreement”); and

WHEREAS, the Borrowers, the Agents, the Lenders, and the Co-Syndication Agents have agreed to amend certain provisions of the Credit Agreement as set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

Amendments to Article I.    The provisions of Article I of the Credit Agreement are hereby amended as follows:

The definition of “Applicable Margin” is hereby deleted in its entirety and the following is substituted in its stead:

“Applicable Margin” means, commencing as of the date which is the Fourth Amendment Effective Date, the rates for Base Rate Loans and LIBOR Loans set forth below:

Level	Adjusted Excess Availability	Base Rate Loans	LIBOR Loans

I	Greater than or equal to $250,000,000	0%	1.00%

II	Less than $250,000,000 but greater than or equal to $100,000,000	0%	1.25%

III	Less than $100,000,000	0%	1.50%

The Applicable Margin shall be adjusted quarterly as of the first day of each fiscal quarter of the Borrowers, commencing May 1, 2007, based upon the average Adjusted Excess Availability for the immediately preceding fiscal quarter.

The definition of “Borrowing Base” is hereby amended by deleting clause (a)(ii) thereof and substituting the following in its stead:

(ii) ninety percent (90%) of the Appraised Inventory Liquidation Value,

The definition of “Cash Control Event” is hereby amended by adding the following proviso at the end of the first sentence thereof:

, provided that during the period October 15 through December 15 of each year, the Administrative Agent may, in its discretion, waive the implementation of a Cash Control Event notwithstanding that the Excess Availability criteria have not been satisfied.

The definition of “Inventory Advance Rate” is hereby deleted in its entirety and the following substituted in its stead:

“Inventory Advance Rate” means (i) 69.4% for the months of January through   September and (ii) 73.1% for the months of October through December.

The definition of “Maturity Date” is hereby deleted in its entirety and the following substituted in its stead:

“Maturity Date” means August 11, 2011.

The definition of “Total Commitment” is hereby deleted in its entirety and the following substituted in its stead:

“Total Commitment” means, as of any date of determination, (a) an amount equal to the sum of the Commitments in effect on such date, as reduced by the Borrowers pursuant to Section 2.15 or increased pursuant to Section 2.29, plus (b) for the period of October 15 through December 15 of each year, the sum of the Seasonal Commitments in effect on such date.

The following new definitions are hereby added to Article I of the Credit Agreement in appropriate alphabetical order:

“Adjusted Excess Availability” means, as of any date of determination, the excess, if any, of (a) the Borrowing Base minus (b) the outstanding Credit Extensions.

“Applicable Commitment Fee Rate” means the following rates per annum:

Level	Adjusted Excess Availability	Commitment Fee

I	Greater than or equal to $250,000,000	0.20%

II	Less than $250,000,000 but greater than or equal to $100,000,000	0.20%

III	Less than $100,000,000	0.25%

The Applicable Commitment Fee Rate shall be effective as of the Fourth Amendment Effective Date, and shall be adjusted quarterly as of the first day of each fiscal quarter of the Borrowers, commencing May 1, 2007, based upon the average Adjusted Excess Availability for the immediately preceding fiscal quarter.

“Fourth Amendment Effective Date” means April 6, 2007.

“Revolving Credit Increase Effective Date” has the meaning set forth in Section 2.29(d).

“Seasonal Commitments” means the Commitments described as “Seasonal Commitments” and set forth on Schedule 1.1 hereto.  As of the Fourth Amendment Effective Date, the sum of the Seasonal Commitments is $100,000,000.

Amendments to Article II.  The provisions of Article II of the Credit Agreement are hereby amended as follows:

The provisions of Section 2.5(b) of the Credit Agreement are hereby amended by deleting the words “or any lesser amount to which the Total Commitment has been reduced by the Borrowers pursuant to Section 2.15” in clause (i) thereof.

The provisions of Section 2.12 of the Credit Agreement are hereby amended by deleting the number “0.25% per annum” and substituting the words “the Applicable Commitment Fee Rate” in its stead.

The provisions of Article II of the Credit Agreement are hereby amended by adding the following new section:

Section 2.29           Increase in Revolving Credit Facility

(a)           Request for Increase.  Provided no Default or Event of Default then exists or would arise therefrom, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may from time to time, request an increase in the Total Commitments by an amount (for all such requests) not exceeding $100,000,000; provided that any such request for an increase shall be in a minimum amount of $25,000,000.  At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(b)           Lender Elections to Increase.  Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Commitment Percentage of such requested increase.  Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.  No Lender shall be obligated to provide an increase of its Commitment as a result of any such request by the Borrowers and nothing contained herein shall constitute the unconditional obligation of the Administrative Agent or any Lender to provide or obtain commitments for such requested increase.

(c)           Notification by Administrative Agent; Additional Lenders.  The Administrative Agent shall notify the Borrowers and each Lender of the Lenders’ responses to each request made hereunder.  To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), the Borrowers may also invite additional Persons to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d)           Effective Date and Allocations.  If the Total Commitments are increased in accordance with this Section, the Administrative Agent and the Borrowers shall determine the effective date (the “Revolving Credit Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify the Borrowers and the Lenders of the final allocation of such increase and the Revolving Credit Increase Effective Date.

(e)           Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Borrowers shall deliver to the Administrative Agent a certificate of each Borrower dated as of the Revolving Credit Increase Effective Date (in sufficient copies for each Lender) signed by an authorized officer of such Borrower (i) certifying and attaching the resolutions adopted by such Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article III and the other Loan Documents are true and correct on and as of the Revolving Credit Increase Effective Date, other than representations and warranties that relate solely to an earlier date (in which case they are true and correct as of such earlier date) and except for changes thereto which are not prohibited by the other terms of this Agreement or the other Loan Documents, and except that for purposes of this Section 2.29, the representations and warranties contained in subsections (a) of Section 3.4 shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 5.1, and (B) no Default exists.  The Borrowers shall prepay any Revolving Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to Section 2.19(b)) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Commitment Percentages arising from any nonratable increase in the Commitments under this Section.  In addition, the Borrowers shall pay such fees and other compensation as the Borrowers, the Administrative Agent and each such Lenders may agree.

Amendments to Article V.  The provisions of Section 5.9(b) of the Credit Agreement are hereby amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary contained herein, during the period of October 15 through December 15 of each year, the Administrative Agent, in its sole discretion (and notwithstanding any requests from the Required Lenders or the amount of Excess Availability) shall determine whether an inventory appraisal or commercial finance examination shall take place during such period.

Amendments to Article IX.  The provisions of Article IX of the Credit Agreement are hereby amended as follows:

The provisions of Section 9.1 of the Credit Agreement are hereby amended as follows:

By deleting the provisions of Section 9.1(b) of the Credit Agreement in their entirety and substituting the following in their stead:

(b)   If to the Administrative Agent or the Swingline Lender to Bank of America, N.A., 100 Federal Street, Boston, Massachusetts 02110, Attention: Sally A. Sheehan (Telecopy No. (617) 434-4339), with a copy to Riemer & Braunstein, LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: David S. Berman, Esq. (Telecopy No. (617) 880-3456);

By deleting the provisions of Section 9.1(c) of the Credit Agreement in their entirety and substituting the following in their stead:

(c)   If to the Collateral Agent to Bank of America, N.A., 100 Federal Street, Boston, Massachusetts 02110, Attention: Sally Sheehan (Telecopy No. (617) 434-4339), with a copy to Riemer & Braunstein, LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: David S. Berman, Esq. (Telecopy No. (617) 880-3456);

The provisions of Section 9.5 of the Credit Agreement are hereby amended by deleting the provisions of Section 9.5(b) of the Credit Agreement in their entirety and substituting the following in their stead:

(b) in no event shall the Total Commitment be increased under any one or more of such Instruments of Accession so as to exceed, in the aggregate, $700,000,000 (measured on the date of such increase) between October 15 and December 15 of any year and $600,000,000 (measured on the date of such increase) during any other time.

Amendments to Schedules.  The Credit Agreement is hereby amended by deleting Schedule 1.1 thereto in its entirety and substituting therefor a new Schedule 1.1 in the form attached hereto.

Conditions to Effectiveness.  This Fourth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

This Fourth Amendment shall have been duly executed and delivered by the Borrowers, the Agents and the Lenders.  The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Fourth Amendment shall have been duly and effectively taken.  The Administrative Agent shall have received from the Borrowers true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

The Borrowers shall have paid the Administrative Agent an amendment fee for the pro rata accounts of the Lenders in an amounts set forth in the Fourth Amendment Fee Letter of even date herewith.  Such amendment fee shall be fully earned when paid and shall not be subject to refund or rebate in any circumstance.

No Default or Event of Default shall have occurred and be continuing.

The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and their counsel may have reasonably requested.

Miscellaneous.

Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The Borrowers each hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants therein contained, subject, in the case of the representations and warranties, to the limitations set forth in Section 4.2(b) of the Credit Agreement.  Without limiting the generality of the foregoing, each Borrower hereby acknowledges, confirms and agrees that all Collateral shall continue to secure the Obligations as modified and amended pursuant to this Fourth Amendment and any future modifications, amendments, substitutions or renewals thereof.

The Borrowers shall pay all costs and expenses incurred by the Administrative Agent in connection with this Fourth Amendment, including, without limitation, all reasonable attorneys’ fees.

This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page hereto by telecopy or by electronic email in .pdf format shall be effective as delivery of a manually executed counterpart hereof.

This Fourth Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.  Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fourth Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and their seals to be hereto affixed as the date first above written.

ZALE DELAWARE, INC.

By:	/s/ David Sternblitz
David Sternblitz
Vice President and Treasurer

ZALE CORPORATION

By:	/s/ David Sternblitz
David Sternblitz
Vice President and Treasurer

DDCC, INC.

By:	/s/ David Sternblitz
David Sternblitz
Vice President and Treasurer

TXDC, L.P.

By; Zale Delaware, Inc., Its General Partner

By:	/s/ David Sternblitz
David Sternblitz
Vice President and Treasurer

BANK OF AMERICA, N.A., as
Administrative Agent, Collateral Agent,
Issuing Bank and Lender

By:	/s/ Sally A. Sheehan
Name:	Sally A. Sheehan
Title:	Managing Director

WACHOVIA BANK, National Association
[formerly CONGRESS FINANCIAL
CORPORATION (SOUTHWEST)]

By:	/s/ Paul Truax
Name:	Paul Truax
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Susanna Prolis
Name:	Susanna Prolis
Title:	Vice President

GENERAL ELECTRIC CAPITAL
CORPORATION

By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

ABN/AMRO BANK, N.V.

By:	/s/ R. Spurga
Name:	R. Spurga
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Manuel Borges
Name:	Manuel Borges
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Joseph Kwasny
Name:	Joseph Kwasny
Title:	Director

WELLS FARGO FOOTHILL, LLC

By:	/s/ David Hill
Name:	David Hill
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Roger F. Reeder
Name:	Roger F. Reeder
Title:	Vice President

CAPITAL ONE, N.A.

By:	/s/ S. Pratt
Name:	S. Pratt
Title:	Vice President

SOVEREIGN BANK

By:	/s/ Judith C.E. Kelly
Name:	Judith C.E. Kelly
Title:	Senior Vice President

ROYAL BANK OF CANADA

By:	/s/ Suzanne Kaicher
Name:	Suzanne Kaicher
Title:	Attorney-in-Fact

ROYAL BANK OF SCOTLAND

By:	/s/ Michaela V. Galluzzo
Name:	Michaela V. Galluzzo
Title:	Vice President

COMERICA BANK

By:	/s/ William B. Dridge
Name:	William B. Dridge
Title:	Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Schedule 1.1

LENDERS AND COMMITMENTS

Lender	Commitment Amount	Seasonal Commitment Amount
Bank of America, N.A.	$95,000,000	$19,000,000
JPMorgan Chase Bank, N.A.	$60,000,000	$12,000,000
Wachovia Bank, National Association (f/k/a Congress Financial Corporation (Southwest))	$50,000,000	$10,000,000
General Electric Capital Corporation	$40,000,000	$8,000,000
ABN/AMRO Bank, N.V.	$35,000,000	$7,000,000
The CIT Group/Business Credit, Inc.	$30,000,000	$6,000,000
National City Business Credit, Inc.	$30,000,000	$6,000,000
Keybank National Association	$25,000,000	$5,000,000
Wells Fargo Foothill, LLC	$25,000,000	$5,000,000
UBS AG, Stamford Branch	$20,000,000	$4,000,000
Royal Bank of Canada	$20,000,000	$4,000,000
Royal Bank of Scotland	$20,000,000	$4,000,000
Sovereign Bank	$20,000,000	$4,000,000
Comerica Bank	$15,000,000	$3,000,000
Capital One, N.A.	$15,000,000	$3,000,000
Total:	$500,000,000	$100,000,000